SECURITIES AND EXCHANGE COMMISSION
                    Washington, DC 20549



                          FORM 8-K



                       CURRENT REPORT


           Pursuant to Section 13 or 15 (d) of the
               Securities Exchange Act of 1934


Date of Report:                             April 30, 1999

         PROVIDENCE AND WORCESTER RAILROAD COMPANY

    (Exact name of registrant as specified in its charter

Rhode Island              0-16704               05-0344399

 (State of incorporation    (Commission  (IRS Employer Iden-
    or  organization)       File Number)   tification No.)

75 Hammond Street, Worcester, Massachusetts          01610

 (address of principal executive offices)       (zip Code)

Registrant's telephone number:                508-755-4000


                            N/A

(Former name or former address, if changed since last report)

  Item 5.   Other Events

  (a.) By press release dated April 23, 1999 the Registrant advised the general public of a decision of the Rhode Island Supreme Court confirming the Registrant's fee simple absolute title to the approximate 35 acre waterfront property located in East Providence, Rhode Island and known as the South Quay.

  A description of the foregoing is contained in the press release referred to above, a copy of which is attached hereto as Exhibit 20 (a) and is incorporated herein by this reference.

  (b.) By press release dated April 28, 1999 the Registrant advised the general public of the action of its Board of Directors increasing the quarterly dividend on its outstanding Common Stock from $.03 per share to $.04 per share.

  A description of the foregoing is contained in the press release referred to above, a copy of which is attached hereto as Exhibit 20 (b) and is incorporated herein by this reference.

  Item 7.   Financial Statements and Exhibits

  The exhibits which are filed with this report are set forth in the Exhibit Index which appears at page 3 of this report.

                          Signature

  Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                              Providence and Worcester
                                Railroad Company


                              By: /s/ Robert J. Easton
                              Robert J. Easton, Treasurer
                              (Principal financial officer and
                              Principal accounting officer)

Date: April 30, 1999

                        EXHIBIT INDEX

The following exhibits are filed herewith:


Exhibit:

20(a) Press Release dated April 23, 1999

20(b) Press Release dated April 28, 1999

                                                         Exhibit 20(a)
Providence and Worcester Railroad Company




Contact: Deborah E. Sedares

75   Hammond Street
Worcester, MA  01610

Phone  (508) 755-4000, ext. 365
Fax  (508) 795-0748


Press Release





                                       April 23, 1999

               Providence and Worcester Railroad Company
                  Announces Supreme Court Decision on
                  East Providence Waterfront Property


     Worcester, MA - Providence and Worcester Railroad Company (AMEX: PWX) announced that the Rhode Island Supreme Court has today confirmed the Company's fee simple absolute title to the approximate 35 acre waterfront property known as the South Quay. This property was created on formerly tide flowed land by the Company to capitalize on the growth of intermodal transportation. The facility is located 1/2 mile from interstate 195 and 1-1/2 miles from downtown Providence, has direct rail access and is adjacent to a 12 acre site also owned by the Company. Confirming the Company's fee simple absolute title permits the Company to explore all development opportunities for this waterfront site including both rail and non-rail related uses.


     By way of background, following a series of transactions involving properties on the Providence River in East Providence, Rhode Island, the Company sought and obtained necessary federal and state permits to fill and reclaim tide flowed land south of and abutting the Wilkesbarre Pier in East Providence and to dredge a -40 mean low water (MLW) ship berth area (South Quay).

     In 1979, the Company commenced the engineering and design of a berm for the containment basin in which the dredged material would be deposited to create the land area. The berm construction was completed in 1984. For a number of reasons, including general economic conditions and competing demand for resources, the Company was unable to complete the construction of the South Quay within the time allowed under its permits. The Company applied for and was granted extensions of time from Coastal Resources Management Council (Coastal Council) and Corp of Engineers to complete the project.

     In 1988 and early 1989, the Company filled in the southeast and southwest corners of the Quay to provide sufficient radii for future track construction and to prepare the site for dredging. In 1990, the Company conducted a series of engineering and design studies related to the next phases of the development.

     In 1991 and 1992, the Company completed earthwork necessary to prepare the site for dredging and completed dredging a ship berth approximately 135 feet in width by 1900 feet in length with a depth of approximately -40 feet MLW.

         The next phase of construction included filling the containment basin with the Company depositing over 500,000 cubic yards of clean upland fill. Slope protection for the south face of the berm to protect against erosion and storm damage as well as paving of an access road have also been completed.


---------------------
This release contains forward-looking statements within the meaning of section 21E of the Securities and Exchange Act of 1934, as amended. These forward-looking statements represent the Companys present expectations or beliefs concerning future events. The Company cautions that such statements are necessarily based on certain assumptions which are subject to risks and uncertainties, including, but not limited to, changes in general economic condition, and changing competition which could cause actual results to differ materially from those indicated herein. Further information on these risk factors is included in the Companys filings with the Securities and Exchange Commission.



Contact Person:   P&W:     Deborah E. Sedares
                           (508) 755-4000 (x365)

                                                        Exhibit 20(b)
Providence and Worcester Railroad Company




Contact: Deborah E. Sedares

75   Hammond Street
Worcester, MA  01610

Phone  (508) 755-4000, ext. 365
Fax  (508) 795-0748


Press Release






                                         April 28, 1999

               Providence and Worcester Railroad Company
                               Announces Dividends



     Worcester, MA., At its regular quarterly meeting on April 28, 1999, the Board of Directors of the Providence and Worcester Railroad Company (AMEX: PWX) declared a dividend of $.04 per share on the outstanding Common Stock of the Company, payable May 27, 1999 to shareholders of record on May 13, 1999. This amount is a 33% increase over the previous declared dividend of $.03 per share paid on February 25, 1999.




---------------------
This release contains forward-looking statements within the meaning of section 21E of the Securities and Exchange Act of 1934, as amended. These forward-looking statements represent the Companys present expectations or beliefs concerning future events. The Company cautions that such statements are necessarily based on certain assumptions which are subject to risks and uncertainties, including, but not limited to, changes in general economic condition, and changing competition which could cause actual results to differ materially from those indicated herein. Further information on these risk factors is included in the Companys filings with the Securities and Exchange Commission.




Contact Person:   P&W:  Deborah E. Sedares
                        (508) 755-4000 (x365)